Exhibit 99.1

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 25, 2012, by and among PDC ENERGY, INC., a Nevada corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Cover Page. The cover page to the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Annex A attached hereto.

1.2 Preamble. The preamble to the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 5, 2010, among PDC ENERGY, INC., a Nevada corporation formerly known as Petroleum Development Corporation, as Borrower, CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and WELLS FARGO BANK, N.A., as Syndication Agent.

1.3 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Borrower” means PDC Energy, Inc., a Nevada corporation formerly known as Petroleum Development Corporation, and its successors and permitted assigns.

1.4 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Projected Oil and Gas Volumes” shall have the meaning assigned to such term in Section 7.05.

“Proposed Oil and Gas Acquisition” shall have the meaning assigned to such term in Section 7.05.

1.5 Hedge Modification. Article VI of the Credit Agreement shall be and it hereby is amended by adding a new Section 6.15 to the end thereof to read as follows:

Section 6.15. Hedge Modifications. In the event a Proposed Oil and Gas Acquisition is terminated by written agreement among the parties or otherwise not consummated within 90 days after execution and delivery of the underlying purchase agreement, merger agreement or other similar agreement (or such longer period of time as acceptable to the Administrative Agent in its sole discretion), Borrower shall, and shall cause each Restricted Subsidiary to, within 30 days thereafter (or such longer period of time as acceptable to the Administrative Agent in its sole discretion) and subject to Section 2.11(c), enter into Hedge Modifications to the extent required to cause the aggregate notional volume per month for each of Crude Oil and Natural Gas under all Swap Agreements then in effect (other than Excluded Hedges) to be no greater than the percentages of “forecasted production from total proved reserves” and “forecasted production from proved producing reserves” permitted pursuant to Section 7.05, calculated as if the Borrower was entering into a new transaction under a Swap Agreement on such date and without including the Projected Oil and Gas Volumes subject to such Proposed Oil and Gas Acquisition in the calculation of “forecasted production from total proved reserves” and “forecasted production from proved producing reserves”. Borrower shall promptly, and in any event within three (3) Business Days after entering into any such Hedge Modification required under this Section 6.15, deliver written notice to the Administrative Agent of any such Hedge Modification, setting forth in reasonable detail the terms of such Hedge Modification; provided that, in no event shall the Borrower be required to enter into Hedge Modifications that would result in the volumes in effect being less than the volumes permitted to be in effect immediately prior to the addition of any Swap Agreements entered into with respect to any Proposed Oil and Gas Acquisition that was terminated or not consummated within the period specified in this Section 6.15.

1.6 Fundamental Changes. Section 7.03(a) of the Credit Agreement shall be and it hereby is amended by (a) deleting the “and” located at the end of clause (vi) thereof, (b) deleting the period located at the end of clause (vii) thereof and substituting in lieu thereof the following “; and”, and (c) adding a new clause (viii) to the end thereof to read as follows:

(viii) the Borrower or any Restricted Subsidiary may enter into Hedge Modifications solely to the extent required under Section 6.15.

1.7 Swap Agreement. Section 7.05 of the Credit Agreement shall be and it hereby is amended by amending and restating the two paragraphs immediately following clause (b) therein to read as follows:

As used in this Section 7.05, “forecasted production from proved producing reserves” and “forecasted production from total proved reserves” means the forecasted production from proved producing reserves or total proved reserves, as the case may be, of each of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to any pro forma adjustments for the consummation of any Acquisitions or Dispositions since the effective date of such Reserve Report; provided that upon the execution and delivery of a purchase agreement, merger agreement or other similar agreement by the Borrower or any Restricted Subsidiary in respect of an Acquisition consisting directly or indirectly of Oil and Gas Interests (each, a “Proposed Oil and Gas Acquisition”) and so long as the Aggregate Commitment Usage is less than ninety percent (90%) at the time of and immediately after giving effect thereto, “forecasted production from proved producing reserves” and “forecasted production from total proved reserves” as used in this Section 7.05 shall include, without duplication and until such Proposed Oil and Gas Acquisition is consummated in accordance with the terms of the underlying purchase agreement, merger agreement or other similar agreement or is terminated by written agreement among the parties or otherwise not consummated within 90 days after execution and delivery of such agreement (or such longer period of time as acceptable to the Administrative Agent in its sole discretion), the projected production from the Oil and Gas Interests subject to such Proposed Oil and Gas Acquisition (the “Projected Oil and Gas Volumes”) as reflected in a separate report delivered to the Administrative Agent meeting the requirements of a Reserve Report and otherwise in form and substance satisfactory to the Administrative Agent.

Except as otherwise permitted in Section 7.03 or required under Section 6.15, in the event any Credit Party or Sponsored Partnership enters into a Swap Agreement (including the Existing Swap Agreements), the terms and conditions of such Swap Agreement may not be amended or modified, nor may any Credit Party sell, assign, monetize, transfer, cancel or otherwise dispose of any of its rights and interests in any such Swap Agreement without the prior written consent of the Required Lenders (it being understood that any Lender Counterparty may sell, assign, transfer, novate, or otherwise dispose of its rights and interests in any Swap Agreement to any Approved Counterparty at any time).

1.8 Notices. Section 11.01(a)(i) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(i) if to the Borrower, to PDC Energy, Inc., 1775 Sherman St., Suite 3000, Denver, CO 80203 Attention: Chief Financial Officer, Telecopy No. (303) 831-3988;

1.9 Exhibits. The Exhibits to the Credit Agreement shall be and they hereby are amended by replacing all references to “Petroleum Development Corporation” with “PDC Energy, Inc.”

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

2.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

2.3 Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

2.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

3.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.5 Financial Covenants. As of the date hereof, both before and immediately after giving effect to this Amendment, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to the Administrative Agent and the Lenders.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC. (formerly known as Petroleum Development Corporation)

By:
Name:	Gysle R. Shellum
Title:	Chief Financial Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:
Name:	Darwin L. Stump
Title:	Treasurer

UNIOIL

By:
Name:	Darwin L. Stump
Title:	President & Treasurer

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:
Name: Ryan Fuessel
Title: Authorized Officer

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

BANK OF MONTREAL, as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Signature Page

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By:
Name:
Title:

Signature Page

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page

SCOTIABANC INC., as a Lender

By:
Name:
Title:

Signature Page

BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

Signature Page

CAPITAL ONE, N.A., as a Lender

By:
Name:
Title:

Signature Page

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page

NATIXIS, as a Lender

By:
Name:
Title:

Signature Page

TEXAS CAPITAL BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page

Annex A

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

November 5, 2010

among

PDC ENERGY, INC.,

as Borrower

CERTAIN SUBSIDIARIES OF BORROWER,

as Guarantors

The Lenders Party Hereto

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

and

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner and Co-Lead Arranger

WELLS FARGO BANK, N.A.,

as Syndication Agent

and

WELLS FARGO SECURITIES, LLC,

as Co-Lead Arranger

$600,000,000 Senior Secured Credit Facility

Annex A